UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 7, 2020

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On January 10, 2020, i3 Verticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on January 7, 2020, the Company notified BDO USA, LLP (“BDO”) that BDO had been dismissed as the Company’s independent registered public accounting firm effective upon the date of filing for the Company’s Form 10-Q for the three months ended December 31, 2019. The Original Form 8-K also disclosed that the Company had engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm for the Company’s fiscal year ending September 30, 2020, to be effective upon the effective date of BDO’s dismissal. This Amendment No. 1 to the Original Form 8-K (the “Amendment No. 1”) is being filed to disclose the specific date of BDO’s dismissal and to update the disclosures required by Item 304(a)(3) of Regulation S-K through that date.
Item 4.01  Change in Registrant’s Certifying Accountant.
Previous Independent Registered Public Accounting Firm
On February 10, 2020 (the “Filing Date”), the Company filed its Quarterly Report on Form 10-Q for the three months ended December 31, 2019, and BDO’s dismissal as the Company’s independent registered public accounting firm became effective immediately thereafter.
The reports of BDO on the audited consolidated financial statements of the Company for the years ended September 30, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the years ended September 30, 2019 and 2018 and through the Filing Date, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years. During the years ended September 30, 2019 and 2018, and through the Filing Date, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.
Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided BDO with a copy of the disclosures it is making herein and requested that BDO furnish the Company with a letter addressed to SEC stating whether it agrees with the above statements. A copy of BDO’s letter to the SEC dated February 10, 2020 is attached as Exhibit 16.1 hereto.
New Independent Registered Public Accounting Firm
As previously reported in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company authorized the engagement of Deloitte as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the Company’s fiscal year ending September 30, 2020, to be effective upon the Filing Date.
During the years ended September 30, 2019 and 2018 and through the Filing Date, neither the Company, nor anyone on its behalf, consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the audited consolidated financial statements of the Company, and no written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
16.1	Letter from BDO USA, LLP, dated February 10, 2020, regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 10, 2020

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer